JPMORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund
JPMorgan High Yield Bond Fund
(All Share Classes)
(each a series of JPMorgan Trust II)

Supplement dated November 17, 2006
to the Prospectuses dated July 1, 2006

Effective December 31, 2006 (the “Effective Date”), JPMorgan High Yield Partners LLC (JPMHYP) will no longer serve as the sub-adviser to the JPMorgan Core Plus Bond Fund and the JPMorgan High Yield Bond Fund (the “Funds”). After the Effective Date, JPMorgan Investment Advisors Inc., the Funds’ investment adviser (“JPMIA”), will retain all fees previously payable to JPMHYP under the sub-advisory agreements with JPMHYP. The termination of the sub-advisory agreements will not result in the payment of any penalty by the Funds. In addition, the termination of the sub-advisory agreements will not result in any portfolio management changes to the Funds and the portfolio management staff of JPMHYP will continue in their portfolio management roles for the Funds as portfolio managers of JPMIA.

SUP-HYBTERM-1106